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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2003

                           TRAVIS BOATS & MOTORS, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


        005-49897                                        74-2024798
  (Commission File Number)                    (IRS Employer Identification No.)


                           ---------------------------

                          12116 Jekel Circle, Suite 102
                               Austin, Texas 78727
           (Address of principal executive office, including zip code)

                                 (512) 347-8787
              (Registrant's telephone number, including area code)


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

ITEM 7. EXHIBITS

99.1 Press release dated May 6, 2003, issued by Travis Boats & Motors, Inc.
99.2 Press release dated August 4, 2003, issued by Travis Boats & Motors, Inc.
99.3 Press release dated December 2, 2003, issued by Travis Boats & Motors, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 12. Results of Operations and Financial Condition," including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On May 6, Travis Boats & Motors, Inc. (the "Company") issued a press release for its second quarter of fiscal 2003 and the six month period ended March 31, 2003 and provided an update on several key initiatives on operations and financing. Similar press releases covering the third quarter of fiscal 2003 and the nine month period ended June 30, 2003, and the fourth quarter and fiscal year ended September 30, 2003, were issued August 4, 2003 and December 2, 2003, respectively (the May 6, 2003, August 4, 2003, and December 2, 2003 press releases, collectively, are referred to as the "Press Releases"). In addition, the Company conducted conference calls on May 10, 2003, August 4, 2003, and December 4, 2003 (the "Conference Calls") to discuss its results for its second, third and fourth quarter results, respectively, and to provide an update on the status of key business initiatives.

The SEC recently amended Form 8-K to add a new Item 12, "Disclosure of Results of Operations and Financial Condition", that requires public companies to furnish to the SEC a Form 8-K within five business days of any public announcement or release disclosing material non-public financial information about a completed annual or quarterly fiscal period. New Item 12 of Form 8-K applies to earnings announcements and releases made on or after March 28, 2003.

Copies of the Press Releases and announcements of Conference Calls we made available immediately on the Company's web site, at http://www.travisboats.com, under "Investor Relations." In addition, recordings of the Conference Calls were available for three days following their original delivery. However, the Company did not file Form 8-Ks relating to its second, third and fourth quarter earnings announcements within five days of their release, as required by new Item 12 of Form 8-K. In an effort to address this, the Company has now filed copies of the Press Releases as Exhibits 99.1, 99.2 and 99.3 hereto. Furthermore, the Company is taking steps to include either transcripts and/or audio recordings of the Conference Calls on its web site. However, note that all previously material, nonpublic information contained in the Conference Calls is set forth in the Press Releases, and covered in detail in the Company's Form 10-K for the fiscal year ended September 30, 2003, to be filed tomorrow, January 12, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRAVIS BOATS & MOTORS, INC.
                                   (Registrant)



Date:  January 12, 2004            By:      /s/ Michael B. Perrine
                                      -----------------------------------------
                                      (Signature)
                                      Chief Financial Officer, Secretary and
                                      Treasurer

                                  EXHIBIT INDEX



Exhibit   Description
Number

99.1 Press release dated May 6, 2003, issued by Travis Boats & Motors, Inc.
99.2 Press release dated August 4, 2003, issued by Travis Boats & Motors, Inc.
99.3 Press release dated December 2, 2003, issued by Travis Boats & Motors, Inc.